Acquisition	12 Months Ended
Dec. 31, 2013
Acquisition [Abstract]
Acquisition
Note 13 - Acquisition

On September 3, 2013, the Company acquired all the issued share capital of TVP Group Ltd., a UK company and the sole shareholder of JCA Ltd., a London-based provider on content management services, for an aggregate purchase price of $9.0 million and contingent consideration of up to $5.5 million payable three years after the closing subject to achievement of defined business results. The allocation of purchase price was estimated by the company with assistance of an external international expert in finance.

The following table summarizes the consideration paid for TVP and the amounts of estimated fair value of the assets acquired and liabilities assumed at the acquisition date.

Consideration:
Cash	$9,000
Contingent consideration arrangement	3,820
Fair value of total consideration transferred	12,820
Acquisition related costs included in G&A	900
Recognized amounts of identifiable assets acquired and liabilities assumed:
Current assets	2,621
Property and equipment	1,350
Intangible assets	6,154
Current liabilities	(2,097)
Long term deferred taxes	(1,355)
Long-term debt	(238)
Total identifiable net assets assumed	6,435
Goodwill	6,385
Total	$12,820

The fair value of the current assets acquired includes trade receivables with a fair value of $1,183.

The fair value of the acquired intangible assets of $6,154 is provisional pending receipt of the final valuation report for those assets from a third party valuation expert. The acquired intangible asset, which related to the customer relation that valuated according to the income approach , is being amortized, have a weighted average useful life of approximately 10.33 years. Goodwill is not deductible (also for tax purposes) and impairment is tested at least annually.